NUMBER  ____________                                                    WARRANT
                                                             WARRANT TO PURCHASE
                                                                __________SHARES
                                             See reverse for certain definitions


                            E-NET FINANCIAL.COM, INC.
                          COMMON STOCK PURCHASE WARRANT
         Will be void if not exercised prior to 11:50 P.M. Pacific Time on
                                     , 2005
THIS CERTIFIES THAT FOR VALUE RECEIVED, LAGUNA PACIFIC PARTNERS, LP THE REGISTERED HOLDER OR ASSIGNS ("HOLDER"),


Is entitled to purchase from E-Net Financial.com, Inc., a Nevada corporation (the "Company") at any time after 9:00 A.M. Pacific Time on June, 2001 at the purchase price share of $1.00 (the "Warrant Price"), the number of shares of Common Stock of the Company set forth above (the "Shares"). The number of shares purchasable upon exercise of each warrant evidenced hereby and the Warrant Price per Share shall be subject to adjustment from time to time as set forth in the Warrant Agreement referred to below. The Warrants expire on , 2005. Holders will not have any rights or privileges of shareholder of the Company prior to exercise of the Warrants. Holders of the Warrants evidenced hereby and the shares of Common Stock issuable upon exercise hereof have certain rights with respect to registration with the Securities and Exchange Commission of the Warrants and Common Stock issuable upon exercise hereof. These registration rights are set forth in that certain Warrant Agreement of even date herewith pursuant to which this Warrant Certificate has been issued. The Warrant evidenced hereby may be exercised in whole or in part by presentation of this Warrant certificate with the Purchase Form on the reverse side hereof fully executed (with a signature guarantee as provided on the reverse side hereof) and simultaneous payment of the Warrant Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be made at the option of the Holder in cash or by certified check or bank draft. The Warrants evidenced hereby are part of a duly authorized issue of Common Stock Purchase
Warrants  with rights to purchase an aggregate of up to                shares of
Common Stock of the Company. Upon any partial exercise of the Warrant evidenced hereby, there shall be countersigned and issued to the Holder a new Warrant Certificate in respect of the Shares as to which the Warrants evidenced hereby shall not have been exercised. This Warrant Certificate may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed with a signature guarantee either separately or in combination with one or more other Warrants for one or more new Warrants to purchase the same aggregate number of Shares as evidenced by the Warrant or Warrants exchanged. No fractional Shares will be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. The Holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereby, any notice to the contrary notwithstanding, and until such transfer is on such books, the Company may treat the Holder as the owner for all purposes.

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Dated:                                             E-NET  FINANCIAL.COM,  INC.

_________________________________                 _____________________________
Secretary                                             Chief  Executive  Officer

THE  SECURITIES  REPRESENTED  BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AB EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

THE SECURITIES REPRESENTD BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF CERTAIN STATES, AND MAY BOT BE OFFERED, SOLD TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSE D OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICALBE STATE LAWS, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULED UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH
OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.


                              ELECTION TO PURCHASE

     The  undersigned  hereby  elects irrevocable to exercise the within Warrant
and  to  purchase           shares  of Common Stock of E-Net Financial.com, Inc.
and hereby makes payment of $1.00 in payment of the Exercise Price pursuant hereto. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

     The undersigned represents and warrants that the exercise of the within Warrant was solicited by the member firm of the National Association of Securities Dealers, Inc., ("NASD") listed below. If not solicited by an NASD member, please write "Unsolicited" in the space below.


             (Insert  Name  of  NASD  Member  or  "Unsolicited")

Dated:_______________________       Signature: _______________________________

                     INSTRUCTIONS FOR REGISTRATION OF SHARES

Name  (print)_________________________________________________
Address  (print)______________________________________________

                                   ASSIGNMENT


     FOR VALUE RECEIVED,______________________does hereby sell, assign and transfer unto____________________, the right to purchase _______________shares of Common Stock of E-Net Financial.com, Inc., evidenced by the within full power of substitution on the premises.

Dated:_______________ , 20_____               Signature:________________________

NOTICE: The signature of Election to Purchase or Assignment must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement or any change whatsoever. The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.


                                       _________________________________________
                                       Signature  Guarantee

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